UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2023

THRYV HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35895	13-2740040
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 West Airfield Drive, P.O. Box 619810 D/FW Airport, TX	75261
(Address of Principal Executive Offices)	(Zip Code)

(972) 453-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	THRY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 18, 2023, the Board of Directors (the “Board”) of Thryv Holdings, Inc. (“Thryv” or the “Company”) appointed Mr. Grant Freeman as the Company’s President, effective as of September 1, 2023.

Mr. Freeman, 44, has more than 20 years of global SaaS and digital marketing experience working with small and medium sized businesses across multiple companies.  Mr. Freeman brings substantial experience in the SaaS space involving leadership, cross functional integration, and effective sales and onboarding experiences.  Previously, Mr. Freeman served as the Chief Customer Officer of Thryv from October 2021 to August 2023 and as Vice President of Client Success for Thryv from November 2018 to September 2021.  From April 2015 to October 2018, Mr. Freeman served as Assistant Vice President - Training, Recruiting & Thryv Software Sales Teams at DexYP, a digital and print marketing company.  Prior to his time at DexYP, Mr. Freeman served in various senior leadership positions at Hibu and Yellowbook.  Mr. Freeman holds a bachelor’s degree in marketing from Penn State University.

There is no arrangement or understanding between Mr. Freeman and any other person pursuant to which he was selected as the Company’s President. Mr. Freeman has no direct or indirect material interest in any transaction or proposed transaction required to be disclosed under Item 404(a) of Regulation S-K.

On August 24, 2023, the Company issued a press release announcing the appointment of Mr. Freeman.  The press release is incorporated herein by reference to Exhibit 99.1 filed herewith.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release, dated August 24, 2023, issued by Thryv Holdings, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
THRYV HOLDINGS, INC.

Date: August 24, 2023	By:	/s/ Paul D. Rouse
Name: Paul D. Rouse
Title: Chief Financial Officer, Executive Vice President and Treasurer